Exhibit 99.1

Vistra Announces Private Offerings of

Senior Secured Notes and Senior Unsecured Notes and Cash Tender Offer

IRVING, Texas, Dec. 11, 2023 — Vistra Corp. (NYSE: VST) (the “Company” or “Vistra”) announced today the launch of concurrent private offerings (the “Offerings”) of 6.950% senior secured notes due 2033 (the “Secured Notes”), which form a part of the same series of the Issuer’s (as defined below) outstanding 6.950% Senior Secured Notes due 2033 issued on September 26, 2023, and 7.750% senior unsecured notes due 2031 (the “Unsecured Notes” and, together with the Secured Notes, the “New Notes”), which form a part of the same series of the Issuer’s outstanding 7.750% Senior Notes due 2031 issued on September 26, 2023, to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. The Secured Notes will be senior, secured obligations of Vistra Operations Company LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (the “Issuer”), and the Unsecured Notes will be senior, unsecured obligations of the Issuer. The New Notes will be fully and unconditionally guaranteed by certain of the Issuer’s current and future subsidiaries that also guarantee the Issuer’s Credit Agreement, dated as of October 3, 2016 (as amended, the “Credit Agreement”), by and among the Issuer, as borrower, Vistra Intermediate Company LLC, the guarantors party thereto, Credit Suisse AG, Cayman Islands Branch (as successor to Deutsche Bank AG New York Branch), as administrative and collateral agent, various lenders and letter of credit issuers party thereto, and the other parties named therein. The Secured Notes will be secured by a first-priority security interest in the same collateral that is pledged for the benefit of the lenders under the Issuer’s Credit Agreement and certain other agreements, which consists of a substantial portion of the property, assets and rights owned by the Issuer and the subsidiary guarantors as well as the stock of the Issuer. The collateral securing the Secured Notes will be released if the Issuer’s senior, unsecured long-term debt securities obtain an investment grade rating from two out of the three rating agencies, subject to reversion if such rating agencies withdraw the investment grade rating of the Issuer’s senior, unsecured long-term debt securities or downgrade such rating below investment grade.

The Company intends to use the proceeds from the Offerings together with cash on hand (i) to fund the Tender Offers (as defined below) to purchase up to the Aggregate Maximum Tender Amount (as defined below) of the Issuer’s outstanding Notes (as defined below), (ii) to pay fees and expenses related to the Tender Offers and the Offerings, and (iii) to use the remainder, if any, for general corporate purposes.

The consummation of the Secured Offering is not conditioned upon the consummation of the Unsecured Offering, and the consummation of the Unsecured Offering is not conditioned upon the consummation of the Secured Offering.

The New Notes will not be registered under the Securities Act or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

Vistra – Press Release

Dec. 11, 2023, Page 2

The Company also announced today the commencement of cash tender offers (“Tender Offers”) to purchase up to an aggregate principal amount that will not result in an aggregate purchase price that exceeds $500,000,000 (subject to increase or decrease by the Issuer, the “Aggregate Maximum Tender Amount”) of the Issuer’s outstanding 3.550% Senior Secured Notes due 2024 (the “3.550% 2024 Notes”), 4.875% Senior Secured Notes due 2024 (the “4.875% 2024 Notes”) and 5.125% Senior Secured Notes due 2025 (the “5.125% 2025 Notes”, and, together with the 3.550% 2024 Notes and 4.875% 2024 Notes, the “Notes” and, each series, a “series of Notes”), subject to the order of priority (the “Acceptance Priority Levels” as set forth in the table below under “Acceptance Priority Level”).

The price offered in the Tender Offers and other information relating to the Tender Offers are set forth in the table below.

Title of Notes	CUSIP Number (1)	Aggregate Principal Amount Outstanding (2)	Acceptance Priority Level (3)	Reference U.S. Treasury Security	Bloomberg Reference Page (4)	Fixed Spread (basis points)		Early Tender Premium (6)
3.550% Senior Secured Notes due 2024	92840V AD4; U9226V AC1; U9226V AG2	$1,500,000,000	1	0.375% UST due 07/15/24	FIT3	+115		$30.00
4.875% Senior Secured Notes due 2024(5)	92840V AK8; U9226V AJ6	$400,000,000	2	0.250% UST due 05/15/24	FIT3	+105	(5)	$30.00
5.125% Senior Secured Notes due 2025	92840V AL6; U9226V AK3	$1,100,000,000	3	2.125% UST due 05/15/25	FIT4	+135		$30.00

(1)

No representation is made as to the correctness or accuracy of the CUSIP Numbers listed in the Offer to Purchase (as defined below) or printed on the Notes. They are provided solely for the convenience of the Holders (as defined below) of the Notes.

(2)	As of December 11, 2023.
(3)

Subject to the Aggregate Maximum Tender Amount and proration, the principal amount of each series of Notes that is purchased in the Tender Offers will be determined in accordance with the applicable Acceptance Priority Level (in numerical priority order with 1 being the highest Acceptance Priority Level and 3 being the lowest) specified in this column.

(4)

The applicable page on Bloomberg from which the Dealer Managers (as defined herein) will quote the bid side prices of the applicable U.S. Treasury Security. In the above table, “UST” denotes a U.S. Treasury Security.

(5)

In respect of the 4.875% 2024 Notes (as defined herein), notwithstanding the calculation set forth above, the Total Consideration for each $1,000 principal amount of 4.875% 2024 Notes validly tendered (and not validly withdrawn) and accepted for purchase by us shall not exceed $1,000 (the “2024 Notes Consideration Cap”).

(6)	Per $1,000 principal amount of Notes validly tendered at or prior to the Early Tender Date (and not validly withdrawn) and accepted for purchase by us.

The Tender Offers are being made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 11, 2023 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”), including the Financing Condition (as defined below). The Tender Offers are open to all registered holders (the “Holders”) of the Notes. The Issuer reserves the right, but is under no obligation, to increase the Aggregate Maximum Tender Amount at any time, including on or after the Price Determination Date (as defined below), without extending withdrawal rights except as required by law. Notes of a series may be subject to proration (as described in the Offer to Purchase) if the aggregate principal amount of the Notes of such series validly tendered and not validly withdrawn would cause the Aggregate Maximum Tender Amount to be exceeded.

Subject to the terms and conditions of the Tender Offers, each Holder who validly tenders and does not subsequently validly withdraw its Notes at or prior to 5:00 p.m., New York City time, on December 22, 2023 (the “Early Tender Date”) will be entitled to receive the applicable total consideration (“Total Consideration”), which includes an early tender premium of $30 per $1,000 principal amount of the Notes accepted for purchase (“Early Tender Premium”), plus accrued and unpaid interest up to, but not including, the Early Settlement Date (as defined below) if and when such Notes are accepted for payment. Subject to the 2024 Notes Consideration Cap, the Total Consideration for each series of Notes validly tendered and accepted for purchase will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity based on the bid side price of the applicable Reference U.S. Treasury Security specified in the table above and in the Offer to

Vistra – Press Release

Dec. 11, 2023, Page 3

Purchase. In calculating the applicable Total Consideration for a series of Notes, the application of the par call date will be in accordance with standard market practice. Holders who validly tender their Notes after the Early Tender Date but at or prior to 5:00 p.m., New York City time, on January 10, 2024, or such other date as the Issuer extends the Tender Offers (such date and time, as it may be extended, the “Expiration Date”) will be entitled to receive only tender offer consideration (the “Tender Offer Consideration”) equal to the Total Consideration less the Early Tender Premium, plus accrued and unpaid interest up to, but not including, the applicable settlement date, if and when such Notes are accepted for payment. The Total Consideration and Tender Offer Consideration will be determined at 10:00 a.m., New York City time, December 26, 2023, unless extended by Vistra (the “Price Determination Date”).

Payments for the Notes purchased will include accrued and unpaid interest from and including the last interest payment date applicable to the relevant series of Notes up to, but not including, the applicable settlement date for such Notes accepted for purchase. The settlement date for the Notes that are validly tendered on or prior to the Early Tender Date is expected to be January 2, 2024, five business days following the scheduled Early Tender Date (the “Early Settlement Date”). The settlement date for the Notes that are validly tendered following the Early Tender Date but on or prior to the Expiration Date is expected to be January 15, 2024, three business days following the scheduled Expiration Date (the “Final Settlement Date”).

Subject to the Aggregate Maximum Tender Amount and proration, all Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date having a higher Acceptance Priority Level (with 1 being the highest) will be accepted before any validly tendered Notes having a lower Acceptance Priority Level (with 3 being the lowest), and all Notes validly tendered following the Early Tender Date having a higher Acceptance Priority Level will be accepted before any Notes validly tendered following the Early Tender Date having a lower Acceptance Priority Level. If the Tender Offers are not fully subscribed at the Early Tender Date, subject to the Aggregate Maximum Tender Amount and proration, Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date will be accepted for purchase in priority to Notes validly tendered following the Early Tender Date even if such Notes validly tendered following the Early Tender Date have a higher Acceptance Priority Level than Notes validly tendered at or prior to the Early Tender Date.

If the Tender Offers are fully subscribed at the Early Tender Date, Holders who validly tender Notes following the Early Tender Date but on or prior to the Expiration Date will not have any of their Notes accepted for purchase regardless of their Acceptance Priority Level.

The Issuer’s obligation to accept for purchase, and to pay for, the Notes validly tendered pursuant to the Tender Offers is subject to, and conditioned upon, among other things, the receipt by the Issuer of gross proceeds of at least $500 million from the Offerings (the “Financing Condition”). We expect to use the net proceeds from the Offerings to finance our payments of the Tender Offer Consideration and the Total Consideration, as applicable, and any fees payable in connection with the Tender Offers, subsequent to the date hereof and on or prior to the Final Settlement Date.

The Issuer’s obligation to consummate the Tender Offers is subject to the Financing Condition. The Tender Offers are not contingent upon the tender of any minimum principal amount of Notes. The Offerings are not conditioned upon the completion of the Tender Offers.

Vistra has retained Citigroup Global Markets Inc. to serve as the Lead Dealer Manager for the Tender Offers. Global Bondholder Services Corporation has been retained to serve as the Depositary and Information Agent for the Tender Offers. Questions regarding the Tender Offers may be directed to Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013, (800) 558-3745. Requests for the Offer to Purchase may be directed to Global Bondholder Services Corporation at 65 Broadway – Suite 404, New York, New York 10006, Attn: Corporate Actions, (212) 430-3774 (for banks and brokers) or (855) 654-2014 (for all others).

Vistra – Press Release

Dec. 11, 2023, Page 4

The Issuer is making the Tender Offers only by, and pursuant to, the terms of the Offer to Purchase. None of Vistra, the Issuer, the Lead Dealer Manager, or the Depositary and Information Agent make any recommendation as to whether Holders should tender or refrain from tendering their Notes. Holders must consult their own investment and tax advisors and make their own decisions as to whether to tender their Notes and, if so, the principal amount of the Notes to tender. The Tender Offers are not being made to holders of the Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of Vistra by the Lead Dealer Manager, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Media

Meranda Cohn

214-875-8004

Media.Relations@vistracorp.com

Analysts

Meagan Horn

214-812-0046

Investor@vistracorp.com

About Vistra

Vistra (NYSE: VST) is a leading, Fortune 500 integrated retail electricity and power generation company based in Irving, Texas, providing essential resources for customers, commerce, and communities. With operations in 20 states and the District of Columbia, Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. Learn more at https://www.vistracorp.com.

Cautionary Note Regarding Forward-Looking Statements

The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra operates and beliefs of and assumptions made by Vistra’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to: “intends,” “plans,” “will likely,” “unlikely,” “believe,” “confident”, “expect,” “seek,” “anticipate,” “estimate,” “continue,” “will,” “shall,” “should,” “could,” “may,” “might,” “predict,” “project,” “forecast,” “target,” “potential,” “goal,” “objective,” “guidance” and “outlook”), are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-

Vistra – Press Release

Dec. 11, 2023, Page 5

looking statement, including, but not limited to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon its contemplated strategic, capital allocation, performance, and cost-saving initiatives including the acquisition of Energy Harbor Corp. and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; (iv) the ability of Vistra to consummate the transaction with Energy Harbor Corp., successfully integrate Energy Harbor Corp.’s businesses and realize the anticipated benefits of the transaction; and (v) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Vistra’s annual report on Form 10-K for the year ended December 31, 2022 and any subsequently filed quarterly reports on Form 10-Q.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.